Employee Benefit Plan, Tax Status - EBP 91-1857900-003	12 Months Ended
Dec. 31, 2025
EBP, Tax Status [Line Items]
EBP, Tax Status	Tax Status
The Plan is a non-standardized pre-approved plan and obtained an opinion letter dated September 21, 2022, in which the IRS ruled that the Plan, was designed in accordance with the applicable requirements of the IRC. Although the Plan was amended on November 14, 2021, the Plan administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. Accordingly, no provision for income taxes has been included in the Plan’s financial statements as of December 31, 2025.
Accounting principles generally accepted in the United States require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024, there were no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for years prior to 2022.

EBP, Tax Determination Letter, Date	Sep. 21, 2022
EBP, Tax Determination Letter, Obtained [true false]	true